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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 NEUROCHEM INC.
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             (Exact name of registrant as specified in its charter)


               Canada                                  Not Applicable
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


7220 Frederick-Banting Street
Suite 100, Saint-Laurent
Quebec, Canada                                            H4S 2A1
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(Address of principal executive offices)                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
to be so Registered                               Each Class is to be Registered
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       None                                                    None


Securities Act registration statement file number to which this form relates:
33-108094

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Shares
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                                (Title of Class)

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Share Capital" contained in the registrant's registration statement on Form F-10, as amended (File No. 333-108094), originally filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on August 20, 2003, which information is hereby incorporated by reference.


ITEM 2. EXHIBITS.

EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
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      1.          Registrant's Registration Statement on Form F-10 incorporated by reference to the Registrant's Form F-10 (File No. 333-108094) filed on August 20, 2003.
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      2.          Certificate of Incorporation of Neurochem Inc., as amended.
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      3.          Amended and Restated By-Law Number 1A of Neurochem Inc.
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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                      NEUROCHEM INC.



                                      By: /s/ Francesco Bellini
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                                          Name:  Francesco Bellini, Ph.D
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer


Dated: September 17, 2003

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                        DESCRIPTION OF EXHIBIT
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      1.          Registrant's Registration Statement on Form F-10 incorporated by reference to the Registrant's Form F-10 (File No. 333-108094) filed on August 20, 2003.
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      2.          Certificate of Incorporation of Neurochem Inc., as amended.
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      3.          Amended and Restated By-Law Number 1A of Neurochem Inc.
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